Exhibit 99.1

TowerBrook Capital Partners to acquire IT Services Provider CBTS from altafiber

CINCINNATI & NEW YORK – February 6, 2024 – altafiber, provider of integrated communications solutions over its fiber-optic network to residential and business customers in Ohio, Kentucky, and Indiana, and TowerBrook Capital Partners (“TowerBrook”), the New York and London-based international investment firm, today announced that TowerBrook has agreed to acquire CBTS, a leading North American provider of IT solutions and services, from altafiber.

Founded in 1994 and based in Cincinnati, Ohio, CBTS is a provider of IT services and solutions focused on enterprise and upper middle market customers. Combining deep technical expertise with a full suite of flexible technology solutions, CBTS serves over 3,000 customers in all industries across the United States and Canada. The company has over 2,200 employees and 2,000 contractors on active engagements (from a network of over 40,000 contractors globally). The transaction with TowerBrook is expected to provide access to new markets and expand the company’s portfolio of products and services.

“This marks a historic day for CBTS, which has transformed from a regional IT provider into an international company. TowerBrook Capital Partners will provide the necessary investment capital to accelerate CBTS’ growth objectives,” said Leigh Fox, President and CEO of altafiber. “This transaction positions altafiber as a pure-play fiber infrastructure platform and will also help altafiber secure new funding opportunities to build fiber in the Midwest and Hawaii and increase digital equity in our existing footprint, as well as expand into new geographies with a need for gigabit connectivity to drive economic development and increase access to education, employment, and healthcare opportunities.”

Jeff Lackey, President and CEO of CBTS, said, “TowerBrook Capital Partners has an impressive history of enabling transformational growth for its portfolio of companies. As a leading provider of mission-critical IT solutions for enterprise organizations in North America, we are enthusiastic about the investment opportunities that TowerBrook Capital Partners brings to the table. Today’s announcement is tremendous news for our clients and our employees, and we are excited about this next chapter in the evolution of our company.”
“CBTS has built a longstanding brand as a trusted technology advisor and service provider to its customers over many years,” said Walter Weil, Managing Director of TowerBrook. “We look forward to partnering with CBTS’s experienced management team and employee base to further broaden the company’s service offerings and market coverage while continuing to be laser focused on providing the best customer experience possible.”
The agreement marks the realization of altafiber’s strategic plan – launched in 2017 – to organize into distinct operating segments with the ultimate goal of creating two standalone companies:

●	A Fiber Network Infrastructure Company focused on building fiber to support gigabit Internet in its traditional operating territories and new geographies.

●
An IT Services Company focused on supporting enterprise business customers with solutions and services including Application Modernization, Cybersecurity, IT Consulting, Cloud, Unified Communications, and Infrastructure Solutions.

To support the IT Services growth strategy, altafiber in 2017 acquired OnX Enterprise Solutions, adding meaningful scale and expanded service offerings across North America. The combination of CBTS and OnX created a North American technology company that today employs over 2,200 individuals with offices across the United States, Canada, and India.

In 2021, altafiber completed a take-private acquisition with funds managed by Macquarie Asset Management and supporting co-investors, to accelerate the fiber build across its operating footprint, and subsequently has passed over 1 million consumer and business addresses.

The transaction is subject to customary closing conditions, including expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and certain regulatory approvals, and is expected to close in the second half of 2024.

Cravath, Swaine & Moore LLP acted as legal advisor to altafiber and Sidley Austin LLP acted as legal advisor to TowerBrook.

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About altafiber

Cincinnati Bell is now doing business as “altafiber” in Ohio, Kentucky, and Indiana. The Company delivers integrated communications solutions to residential and business customers over its fiber-optic network including high-speed internet, video, voice and data. The Company also provides service in Hawai’i under the brand Hawaiian Telcom. For more information, please visit www.altafiber.com. The information on the Company’s website is not incorporated by reference in this press release.

About CBTS

CBTS serves enterprise and midmarket clients in all industries across the United States and Canada. CBTS combines deep technical expertise with a full suite of flexible technology solutions—including Application Modernization, Managed Hybrid Cloud, Cybersecurity, Unified Communications, and Infrastructure solutions. From developing and deploying modern applications and the secure, scalable platforms on which they run, to managing, monitoring, and optimizing their operations, CBTS delivers comprehensive technology solutions for its clients’ transformative business initiatives. For more information, please visit www.cbts.com. Follow CBTS: LinkedIn, Twitter, YouTube, and Facebook

About TowerBrook Capital Partners

TowerBrook Capital Partners is a purpose-driven, transatlantic investment management firm that has raised in excess of $23 billion to date. As a disciplined investor with a commitment to fundamental value, TowerBrook seeks to deliver superior, risk-adjusted returns to investors on a consistent basis, guided by TowerBrook Responsible OwnershipTMprinciples which are central to the firm’s value creation strategy. TowerBrook partners with talented, experienced managers and senior advisors who share the firm’s values and support its investment objectives, providing capital and resources to transform the capabilities and prospects of the businesses in which it invests, driving better outcomes for all stakeholders. TowerBrook takes an entrepreneurial, multinational, single-team approach and since inception in 2001 has invested in more than 90 companies on both sides of the Atlantic. TowerBrook is the first mainstream private equity firm to be certified as a B Corporation, demonstrating leadership in its commitment to environmental, social and governance (ESG) standards and responsible business practices. For more information, please visit www.towerbrook.com

About Macquarie Asset Management

Macquarie Asset Management is a global asset manager that aims to deliver positive impact for everyone. Trusted by institutions, pension funds, governments, and individuals to manage approximately $US573.5 billion in assets globally, we provide access to specialist investment expertise across a range of capabilities including infrastructure, green investments, real estate, agriculture & natural assets, asset finance, private credit, equities, fixed income and multi asset solutions.

Macquarie Asset Management is part of Macquarie Group, a diversified financial group providing clients with asset management, finance, banking, advisory and risk and capital solutions across debt, equity, and commodities. Founded in 1969, Macquarie Group employs more than 21,000 people in 34 markets and is listed on the Australian Securities Exchange.

All figures as at 30 September 2023 unless otherwise stated. For more information, please visit Macquarie.com.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia).  The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank.  Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities.  In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Media Contacts:

For altafiber:
Josh Pichler
+1 (513) 565-0310
josh.pichler@altafiber.com

For CBTS:
Roger Hamshaw
+1 (416) 312-6244
roger.hamshaw@cbts.com

For TowerBrook Capital Partners:
Brunswick Group
Alex Yankus
+1 (917) 818-5204
TOWERBROOKCAPITAL@brunswickgroup.com

Safe Harbor Note

This release contains forward-looking statements regarding future events and results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which altafiber operates and the beliefs and assumptions of altafiber’s management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” “will,” “proposes,” “potential,” “could,” “should,” “outlook” or variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: uncertainties as to the timing of the sale of CBTS and the risk that the transaction may not be completed in a timely manner or at all; the possibility that any or all of the conditions to the consummation of the transaction may not be satisfied or waived; the effect of the announcement or pendency of the transaction on altafiber’s ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners; risks related to diverting management’s attention from altafiber’s ongoing business operations; uncertainties as to altafiber’s ability and the amount of time necessary to realize the expected benefits of the transaction; changes in the economic and financial conditions of altafiber’s business; uncertainties and matters beyond the control of management; and those factors discussed in altafiber’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and, in particular, the risks discussed under the caption “Risk Factors” in Part II, Item 1A, and those discussed in other documents altafiber filed with the SEC. Actual results may differ materially and adversely from those expressed in any forward-looking statements. altafiber undertakes no obligation to revise or update any forward-looking statements for any reason.